Exhibit 99.1
Merger of Express Scripts and Medco Health Solutions Will Address the Bipartisan Mandate for
Safer, More Affordable, Higher Quality Healthcare
•	Accelerates ability to drive out wasteful pharmacy spending, lower costs of prescription medicine, improve health outcomes and increase safety and affordability for consumers, employers and taxpayers

•	Advances healthcare with innovation while aligning with business, labor, health plan and government clients
WASHINGTON, D.C. (September 20) — The proposed combination of Express Scripts, Inc. (NASDAQ: ESRX) and Medco Health Solutions, Inc. (NYSE: MHS) will bring clear benefits to the nation’s patients and public and private purchasers, leading to safer, better and more affordable pharmaceutical coverage and care for American families, company executives will state in testimony today before a House of Representatives subcommittee panel.
Appearing before the House Judiciary Subcommittee on Intellectual Property, Competition and the Internet, Express Scripts chairman and CEO George Paz and Medco chairman and CEO David B. Snow, Jr. will offer the following in their remarks:
George Paz, Express Scripts:
•	“Express Scripts’ fundamental mission is to make medicines safer, more affordable and more accessible. PBMs make prescription drugs more affordable for clients by creating old-fashioned American competition among brand-name and generic drug manufacturers as well as among more than 60,000 chain drugstores, mass merchandisers, independent pharmacies, and grocery pharmacies. We ‘ride the same horse’ with our clients, helping them benefit directly from our bargaining know-how and world-class clinical initiatives.”
•	“Express Scripts is one of more than 40 pharmacy benefit managers, or PBMs, operating in the United States. Every year, Express Scripts is hired by thousands of small businesses, Fortune 500 employers, Taft-Hartley funds, managed care plans, and state and local governments to manage the pharmacy benefits for more than 50 million patients. We are quite proud, however, that our clients “re-elect” us 98% of the time.”
•	“Whether a patient realizes it or not, through our rapid and robust high-tech adjudication process, more than 100 safety checks occurred before she left the pharmacy. These safety checks avoid costly drug interactions, contraindications, and other harmful medication errors. PBMs save lives and deliver real value for millions of Americans every day.”
•	“Trend management tools that promote the use of generic drugs are the single most potent tool to lower drug spending. Largely because of the leadership from companies like mine, the use of generic drugs has saved American patients and payers $824 billion in the last decade alone.”
•	“By bringing together our companies’ complementary expertise in behavioral sciences and pharmacogenomics, we have the potential to truly deliver on the real promise of personalized medicine: ensuring that patients get the right treatment at the right time for the best outcome.”

•	“The combination of Express Scripts and Medco’s systems will create a new tool for law enforcement when investigating potentially criminal prescribing or dispensing patterns. With data from more than 65,000 pharmacies across the country, doctor-shopping, polypharmacy, and other instances of fraud can be stopped like never before.”
•	“As various government agencies monitor epidemiology, or track supply chain disruptions in the United States, our resources will provide comprehensive data that have never before existed. The FDA, CDC, DEA and FEMA could all benefit from the comprehensive warehouse of supply chain data to track, distribute and respond to public health emergencies.”
•	“The merger of Express Scripts and Medco will help make prescription drugs more affordable for seniors, people with disabilities and working families. It will also help small businesses and large employers better compete in a global economy by helping to rein in their medical costs. Finally, a combined Express Scripts and Medco will help deliver real savings to Medicare and Medicaid beneficiaries and put our nation’s fiscal footing on a stronger foundation.”
David Snow, Medco Health Solutions:
•	“As the health care industry necessarily focuses on reducing costs; as the “Super Committee” seeks to find health care savings without compromising patient care; and as all participants in the system are faced with the prospect of doing more with less...by joining with Express Scripts and combining the complementary expertise of the two companies, we will be able to significantly accelerate efforts to reduce overall costs in the health care system and improve the quality and efficiency of care delivery.”
•	“PBM clients will have plenty of competitive choices post-merger, and the combined Express Scripts and Medco will be fully subject to the competitive pressures that will ensure value-based pricing and service. The reality is that the PBM business is extremely competitive and that competition will only be enhanced rather than diminished by the Express Scripts-Medco merger.”
•	“Combining Medco’s expertise in advanced clinical pharmacy with Express Scripts’ expertise in behavioral science will create a new entity that is uniquely able to provide significant progress toward closing gaps in care, saving dollars and saving lives. By joining together, millions of members served by both of our companies will reap the benefits of these unique and complementary programs: increased prescription adherence and reduced gaps in care, resulting in better health outcomes and lower costs.”
•	“At 12% of payroll, health care is the most costly benefit expense for employers. Reducing the cost of quality patient care will make all American business more competitive — creating a healthier, more productive workforce, preserving existing jobs and creating new jobs in the future.”
•	“Our health care system does best when many different companies and different models are all working to improve patient health. This diversity of approaches breeds innovation and collaboration. It is a catalyst for experimentation and progress, leading to incremental improvements and often to breakthrough solutions.”
•	“We all know the future belongs to those who deliver more for less. The merger of Express Scripts and Medco is part of that transformative process.”
•	“Together, our companies will focus on lowering the prices customers pay for their medicines and improving their quality of care. And by delivering on that promise we will build a strong, competitive company that helps millions of people to live longer, healthier lives, while supporting the nation’s goal of a sustainable, affordable health care system.”
Express Scripts Media Contact
Brian Henry
(314) 246-1648 or (314) 684-6438
bhenry@express-scripts.com
Express Scripts Investor Contact
David Myers
(314) 810-3115
investor.relations@express-scripts.com
Medco Health Solutions Media Contact
Lowell Weiner
(201) 269-6986
lowell_weiner@medco.com
Medco Health Solutions Investor Contact
Valerie Haertel
(201) 269-5781
valerie_haertel@medco.com
For more information visit the transaction website: www.betterRxcare.com
About Express Scripts
Express Scripts, one of the largest pharmacy benefit management companies in North America, is leading the way toward creating better health and value for patients through Consumerology®, the advanced application of the behavioral sciences to healthcare. This approach is helping millions of members realize greater healthcare outcomes and lowering cost by assisting in influencing their behavior.
Headquartered in St. Louis, Express Scripts provides integrated PBM services including network-pharmacy claims processing, home delivery services, specialty benefit management, benefit-design consultation, drug-utilization review, formulary management, and medical and drug data analysis services. The company also distributes a full range of biopharmaceutical products and provides extensive cost-management and patient-care services. More information can be found at www.express-scripts.com and www.consumerology.com.
About Medco Health Solutions
Medco Health Solutions (NYSE: MHS) is pioneering the world’s most advanced pharmacy® and its clinical research and innovations are part of Medco making medicine smarter™ for more than 65 million members.
With more than 20,000 employees dedicated to improving patient health and reducing costs for a wide range of public and private sector clients, and 2010 revenues of $66 billion, Medco ranks 34th on the Fortune 500 list and is named among the world’s most innovative, most admired and most trustworthy companies.
For more information, go to www.medcohealth.com.
EXPRESS SCRIPTS FORWARD LOOKING STATEMENTS
Cautionary Note Regarding Forward-Looking Statements

This material may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following:
Standard Operating Factors
•	Our ability to remain profitable in a very competitive marketplace is dependent upon our ability to attract and retain clients while maintaining our margins, to differentiate our products and services from others in the marketplace, and to develop and cross sell new products and services to our existing clients;
•	Our failure to anticipate and appropriately adapt to changes in the rapidly changing health care industry;
•	Changes in applicable laws or regulations, or their interpretation or enforcement, or the enactment of new laws or regulations, which apply to our business practices (past, present or future) or require us to spend significant resources in order to comply;
•	Changes to the healthcare industry designed to manage healthcare costs or alter healthcare financing practices;
•	Changes relating to our participation in Medicare Part D, the loss of Medicare Part D eligible members, or our failure to otherwise execute on our strategies related to Medicare Part D;
•	A failure in the security or stability of our technology infrastructure, or the infrastructure of one or more of our key vendors, or a significant failure or disruption in service within our operations or the operations of such vendors;
•	Our failure to effectively execute on strategic transactions, or to integrate or achieve anticipated benefits from any acquired businesses;
•	The termination, or an unfavorable modification, of our relationship with one or more key pharmacy providers, or significant changes within the pharmacy provider marketplace;
•	The termination, or an unfavorable modification, of our relationship with one or more key pharmaceutical manufacturers, or the significant reduction in payments made or discounts provided by pharmaceutical manufacturers;
•	Changes in industry pricing benchmarks;
•	Results in pending and future litigation or other proceedings which would subject us to significant monetary damages or penalties and/or require us to change our business practices, or the costs incurred in connection with such proceedings;
•	Our failure to execute on, or other issues arising under, certain key client contracts;

•	The impact of our debt service obligations on the availability of funds for other business purposes, and the terms and our required compliance with covenants relating to our indebtedness; our failure to attract and retain talented employees, or to manage succession and retention for our Chief Executive Officer or other key executives;
Transaction-Related Factors
•	Uncertainty as to whether Express Scripts, Inc. (Express Scripts) will be able to consummate the mergers with Medco Health Solutions, Inc. (Medco) on the terms set forth in the merger agreement;
•	The ability to obtain governmental approvals of the mergers;
•	Uncertainty as to the market value of Express Scripts merger consideration to be paid and the stock component of the Medco merger consideration;
•	Failure to realize the anticipated benefits of the mergers, including as a result of a delay in completing the mergers or a delay or difficulty in integrating the businesses of Express Scripts and Medco;
•	Uncertainty as to the long-term value of Express Scripts Holding Company (currently known as Aristotle Holding, Inc.) common shares;
•	Limitation on the ability of Express Scripts and Express Scripts Holding Company to incur new debt in connection with the transaction;
•	The expected amount and timing of cost savings and operating synergies; and
•	Failure to receive the approval of the stockholders of either Express Scripts or Medco for the mergers.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Express Scripts’ most recent reports on Form 10-K and Form 10-Q and the risk factors included in Medco’s most recent reports on Form 10-K and Form 10-Q and other documents of Express Scripts, Express Scripts Holding Company and Medco on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this material are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
MEDCO FORWARD-LOOKING STATEMENT
This press release contains forward-looking statements, including, but not limited to, statements related to Medco’s plans, objectives, expectations (financial and otherwise) or intentions. Actual results may differ significantly from those projected or suggested in any forward-looking statements. Factors that may impact these forward-looking statements include but are not limited to:

•	Competition in the PBM, specialty pharmacy and broader healthcare industry is intense and could impair our ability to attract and retain clients.
•	Failure to retain key clients and their members, either as a result of economic conditions, increased competition or other factors, could result in significantly decreased revenues, harm to our reputation and decreased profitability;
•	Government efforts to reduce healthcare costs and alter healthcare financing practices could lead to a decreased demand for our services or to reduced profitability;
•	Failure in continued execution of our retiree strategy, including the potential loss of Medicare Part D-eligible members, could adversely impact our business and financial results;
•	If we or our suppliers fail to comply with complex and evolving laws and regulations domestically and internationally, we could suffer penalties, be required to pay substantial damages and/or make significant changes to our operations;
•	If we do not continue to earn and retain purchase discounts, rebates and service fees from manufacturers at current levels, our gross margins may decline;
•	From time to time we engage in transactions to acquire other companies or businesses and if we are unable to effectively integrate acquired businesses into ours, our operating results may be adversely affected. Even if we are successful, the integration of these businesses has required, and will likely continue to require, significant resources and management attention;
•	New legislative or regulatory initiatives that restrict or prohibit the PBM industry’s ability to use patient identifiable information could limit our ability to use information critical to the operation of our business;
•	Our Specialty Pharmacy business is dependent on our relationships with a limited number of suppliers and our clinical research services are dependent on our relationships with a limited number of clients. As such, the loss of one or more of these relationships, or limitations on our ability to provide services to these suppliers or clients, could significantly impact our ability to sustain and/or improve our financial performance;
•	Our ability to grow our Specialty Pharmacy business could be limited if we do not expand our existing base of drugs or if we lose patients;
•	Our Specialty Pharmacy business, certain revenues from diabetes testing supplies and our Medicare Part D offerings expose us to increased billing, cash application and credit risks. Additionally, current economic conditions may expose us to increased credit risk;
•	Changes in reimbursement, including reimbursement for durable medical equipment, could negatively affect our revenues and profits;
•	Prescription volumes may decline, and our net revenues and profitability may be negatively impacted, if the safety risk profiles of drugs increase or if drugs are withdrawn from the market, including as a result of manufacturing issues, or if prescription drugs transition to over-the-counter products;
•	Demand for our clinical research services depends on the willingness of companies in the pharmaceutical and biotechnology industries to continue to outsource clinical development and on our reputation for independent, high-quality scientific research and evidence development;
•	PBMs could be subject to claims under ERISA if they are found to be a fiduciary of a health benefit plan governed by ERISA;
•	Pending litigation could adversely impact our business practices and have a material adverse effect on our business, financial condition, liquidity and operating results;
•	Changes in industry pricing benchmarks could adversely affect our financial performance;
•	We are subject to a corporate integrity agreement and noncompliance may impede our ability to conduct business with the federal government;
•	The terms and covenants relating to our existing indebtedness could adversely impact our financial performance and liquidity;
•	We may be subject to liability claims for damages and other expenses not covered by insurance;
•	The success of our business depends on maintaining a well-secured pharmacy operation and technology infrastructure. Additionally, significant disruptions to our infrastructure or any of our facilities due to failure to execute security measures or failure to execute business continuity plans in the event of an epidemic or pandemic or some other catastrophic event could adversely impact our business;
•	Business process and technology infrastructure improvements associated with our agile enterprise initiative may not be successfully or timely implemented or may fail to operate as designed and intended, causing the Company’s performance to suffer;
•	We may be required to record a material non-cash charge to income if our recorded intangible assets or goodwill are impaired, or if we shorten intangible asset useful lives;
•	We are subject to certain risks associated with our international operations; and
•	Anti-takeover provisions of the Delaware General Corporation Law, our certificate of incorporation and our bylaws could delay or deter a change in control and make it more difficult to remove incumbent officers and directors.
•	Express Scripts and Medco may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals;
•	The length of time necessary to consummate the proposed merger may be longer than anticipated; problems may arise in successfully integrating the businesses of Express Scripts and Medco;
•	The proposed merger may involve unexpected costs;
•	The businesses may suffer as a result of uncertainty surrounding the proposed merger; and
•	The industry may be subject to future risks that are described in SEC reports filed by Express Scripts and Medco.
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect our business described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication is not a solicitation of a proxy from any stockholder of Express Scripts, Medco or Express Scripts Holding Company In connection with the Agreement and Plan of Merger among Medco, Express Scripts, Express Scripts Holding Company, Plato Merger Sub Inc. and Express Scripts Merger Sub, Inc. (the “Merger”), Medco, Express Scripts and Express Scripts Holding Company, intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 filed by Express Scripts Holding Company, that will contain a joint proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS

WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDCO, EXPRESS SCRIPTS, EXPRESS SCRIPTS HOLDING COMPANY AND THE MERGER. The Form S-4, including the joint proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Express Scripts, Express Scripts Holding Company or Medco with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to:
Mackenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
PARTICIPANTS IN THE SOLICITATION
Express Scripts, Express Scripts Holding Company and Medco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Express Scripts and Medco in connection with the Merger. Information about Express Scripts’ directors and executive officers is available in Express Scripts’ definitive proxy statement, dated March 21, 2011, for its 2011 annual general meeting of stockholders. Information about Medco’s directors and executive officers is available in Medco’s definitive proxy statement, dated April 8, 2011, for its 2011 annual general meeting of stockholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the joint proxy statement/prospectus regarding the Merger that Express Scripts Holding Company, will file with the SEC when it becomes available.